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                                                                  Exhibit 10.1.1


                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                     AMERICAN REAL ESTATE INVESTMENT, L. P.

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                     AMERICAN REAL ESTATE INVESTMENT, L. P.
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            THIS AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the 10th day of November by and among the undersigned parties.

                              W I T N E S S E T H:

            WHEREAS, the parties hereto desire to organize a limited partnership under the Revised Uniform Limited Partnership Act of the State of Delaware;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

                                    ARTICLE I

                                Definitions; Etc.

            1.1 Definitions. Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

            "Accountants" shall mean the firm or firms of independent certified public accountants selected by the General Partner on behalf of the Partnership to audit the books and records of the Partnership and to prepare statements and reports in connection therewith.

            "Acquisition Cost" shall have the meaning set forth in Section 4.7(b) hereof.


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            "Act" shall mean the Revised Uniform Limited Partnership Act as enacted in the State of Delaware, and as the same may hereafter be amended from time to time.

            "Additional Interests" shall have the meaning set forth in Section
9.3 hereof.

            "Additional Partner" shall have the meaning set forth in Section
9.3 hereof.

            "Adjustment Date" shall have the meaning set forth in Section 4.3(b) hereof.

            "Administrative Expenses" shall mean (i) all administrative and operating costs and expenses incurred by the Partnership, including, without limitation, organizational expenses, (ii) those administrative costs and expenses of the General Partner, including salaries paid to officers of the General Partner, and accounting and legal expenses undertaken by the General Partner on behalf or for the benefit of the Partnership, and (iii) to the extent not included in clause (ii) above, REIT Expenses.

            "Affiliate" shall mean, with respect to any Partner (or as to any other person the affiliates of whom are relevant for purposes of any of the provisions of this Agreement), (i) any member of the Immediate Family of such Partner; (ii) any trustee or beneficiary of a Partner; (iii) any legal representative, successor, or assignee of any Person referred to in the preceding clauses (i) and (ii); (iv) any trustee or trust for the benefit of any Person referred to in the preceding clauses (i) through (iii);


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or (v) any Entity which directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, any Person referred to in the preceding clauses (i) through (iv).

            "Affiliate Financing" means financing or refinancing obtained from a Partner or an Affiliate of a Partner by the Partnership.

            "Agreement" shall mean this Agreement of Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

            "Bankruptcy" shall mean, with respect to any Partner, (i) the commencement by such Partner of any proceeding seeking relief under any provision or chapter of the federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization, (ii) an adjudication that such Partner is insolvent or bankrupt; (iii) the entry of an order for relief under the federal Bankruptcy Code with respect to such Partner,
(iv) the filing of any such petition or the commencement of any such case or proceeding against such Partner, unless such petition and the case or proceeding initiated thereby are dismissed within ninety (90) days from the date of such filing, (v) the filing of an answer by such Partner admitting the allegations of any such petition, (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Partner unless such appointment is vacated or dismissed


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within ninety (90) days from the date of such appointment but not less than five
(5) days before the proposed sale of any assets of such Partner, (vii) the insolvency of such Partner or the execution by such Partner of a general assignment for the benefit of creditors, (viii) the failure of such Partner to pay its debts as they mature, (ix) the levy, attachment, execution or other seizure of substantially all of the assets of such Partner where such seizure is not discharged within thirty (30) days thereafter, or (x) the admission by such Partner in writing of its inability to pay its debts as they mature or that it is generally not paying its debts as they become due.

            "Beneficially Own" shall mean the ownership of Shares by a Person who would be treated as an owner of such Shares either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

            "Capital Contribution" shall mean, with respect to

any Partner, the amount of money and the initial Gross Asset Value of any property other than money contributed to the Partnership with respect to the Partnership Interest held by such Partner (net of liabilities to which such property is subject).

            "Certificate" shall mean the Certificate of Limited Partnership establishing the Partnership, as filed with the office of the Delaware Secretary of State, as it may be amended from time to time in accordance with the terms of this Agreement and the Act.


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            "Closing Price" on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the American Stock Exchange or, if the Shares are not listed or admitted to trading on the American Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers,Inc. Automated Quotations System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares as such person is selected from time to time by the Board of Directors of the General Partner.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Completion of the Offering" shall mean the closing of the sale of Shares in the Offering.


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            "Computation Date" shall have the meaning set forth in Section 11.5 hereof.

            "Consent of the Limited Partners" means the written consent of a Majority-In-Interest of the Limited Partners, which consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by a Majority-In-Interest of the Limited Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.

            "Contributed Funds" shall have the meaning set forth in Section 4.3(b) hereof.

            "Contributed Property" shall have the meaning set forth in Section 4.7(b) hereof.

            "Contributed Limited Partner Assets" shall mean all right, title and interest of the Limited Partners in and to the partnership interests, together with assignments of such rights and other agreements as may relate to such interests, as more particularly described in the Contribution Agreement.

            "Contribution Agreement" shall mean and refer to the agreement described in Section 4.2 hereof.

            "Contribution Date" shall have the meaning set forth in Section 9.3(a) hereof.

            "Control" shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership, or


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otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

            "Conversion Exercise Notice" shall have the meaning set forth in
Section 11.2 hereof.

            "Conversion Right" shall have the meaning set forth in Section 11.1 hereof.

            "Current Per Share Market Price" on any date shall mean the average of the Closing Price for the thirty (30) consecutive Trading Days ending on such date.

            "Deemed Partnership Interest Value" as of any date, shall mean with respect to a Partner, the Deemed Value of the Partnership (as of the day preceding such date) multiplied by such Partner's Percentage Interest.

            "Deemed Value of the Partnership" as of any date, shall mean and be equal to the quotient of (i) the Share Value as of the Trading Day immediately preceding such date divided by (ii) the Percentage Interest of the General Partner on the Trading Day immediately preceding such date.


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            "Depreciation" shall mean for each Partnership Fiscal Year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable under the Code with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

            "Entity" shall mean any general partnership, limited partnership, corporation, joint venture, trust, business trust, cooperative or association.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding laws).

            "Exercise Notice" shall have the meaning set forth in Section 11.2 hereof.

            "Exercising Partners" shall have the meaning set forth in Section
11.2 hereof.


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            "GAAP"  shall  mean  generally  accepted   accounting   principles
consistently applied.

            "General Partner" shall mean American Real Estate Investment Corporation, a Delaware corporation, its duly admitted successors and assigns and any other Person who is a general partner of the Partnership at the time of reference thereto.

            "General Partner Capital Contribution" shall have the meaning set forth in Section 4.1 hereof.

          "General Partner's Preference Amount" for a Partnership Fiscal Year shall mean an amount equal to the product of (a) .8 and (b) the number of Shares outstanding as of the end of such Partnership Fiscal Year.

            "Gross Asset Value" shall have the meaning set forth in Section 4.7(b) hereof.

            "Gross Income" means the income of the Partnership determined pursuant to Section 61 of the Code before deduction of items of expense or deduction.

            "Hart Scott Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            "Immediate Family" shall mean, with respect to any Person, such Person's spouse, parents, parents-in-law, descendants by blood or adoption, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law.

            "Incentive Option" means an option to purchase Shares granted under the Stock Incentive Plan.


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            "Incentive Option Agreement" means the form or forms of Incentive
Option Agreement to be used under the Stock Incentive Plan.

            "Initial Offering Price Per Share" means the price at which the Shares were sold to the public in the Offering.

            "Lien" shall mean any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, restrictions, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

            "Limited Partner Allocation Catch-Up Amount" shall mean the amount determined for X pursuant to the following formula:

            X = A (B + X) - C

            Where A = the aggregate Percentage Interests of the Limited Partners as of the end of the Fiscal Year;

                B = the sum of (a) the aggregate amount of Profits allocated to all of the Partners pursuant to clauses (1), (4) and (5) of Section 6.1(b) for all prior Partnership Fiscal Years and (b) the amount of Profits allocated to the General Partner for the current Partnership Fiscal Year pursuant to clause
(1) of Section 6.1(b); and

                C = the aggregate amount of Profits allocated to the Limited Partners pursuant to clauses (4) and (5) of Section 6.1(b) for all prior Partnership Fiscal Years.

            "Limited Partner Distribution Catch-Up Amount" shall mean the amount determined for X pursuant to the following formula:


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            X = A (B + X) - C

            Where A = the aggregate Percentage Interests of the Limited Partners as of the end of the Fiscal Year;

                B = the sum of (a) the aggregate amount distributed to all of the Partners pursuant to Section 6.2(b) for all prior Partnership Fiscal Years and (b) the amount distributed to the General Partner for the current Partnership Fiscal Year pursuant to clause (1) of Section 6.2(b); and

                C = the aggregate amount distributed to the Limited Partners pursuant to clauses (2) and (3) of Section 6.2(b) for all prior Partnership Fiscal Years.

            "Limited Partners" shall mean those Persons listed under the heading "Limited Partners" on the signature page hereto who have executed (in person or pursuant to power of attorney) this Agreement in their respective capacities as limited partners of the Partnership, their permitted successors or assigns as a limited partner hereof, or any Person who, at the time of reference thereto, is a limited partner of the Partnership.

            "Liquidating Trustee" shall mean such individual or Entity as is selected as the Liquidating Trustee hereunder by the General Partner, which individual or Entity may include the General Partner or an Affiliate of the General Partner, provided such Liquidating Trustee agrees in writing to be bound by the terms of this Agreement. The Liquidating Trustee shall be empowered to give and receive notices, reports and payments in connection with the dissolution, liquidation and/or winding-up of the Partnership and shall hold and exercise such other rights and powers as are necessary or required to permit all parties to deal with the Liquidating Trustee in connection with the dissolution,


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liquidation and/or winding-up of the Partnership.

            "Losses" shall have the meaning set forth in Section 6.1 hereof.

            "Major Decisions" shall have the meaning set forth in Section 7.3 hereof.

            "Majority-In-Interest of the Limited Partners" shall mean Limited Partner(s) who hold in the aggregate more than fifty percent (50%) of the Percentage Interests then allocable to and held by the Limited Partners, as a class.

            "Minimum Gain" shall have the meaning set forth in Section 6.l(d)(l) hereof.

            "Minimum Gain Chargeback" shall have the meaning

set forth in Section 6.1(d)(1) hereof.

            "Net Financing Proceeds" shall mean the cash proceeds received by the Partnership in connection with any borrowing by or on behalf of the Partnership (whether or not secured), after deduction of all costs and expenses incurred by the Partnership in connection with such borrowing, and after deduction of that portion of such proceeds used to repay any other indebtedness of the Partnership, or any interest or premium thereon.

            "Net Operating Cash Flow" shall mean, with respect to any fiscal period of the Partnership, the excess, if any, of "Receipts" over "Expenditures". For purposes hereof, the term "Receipts" means the sum of all cash receipts of the Partnership from all sources for such period, including Net Sale Proceeds and Net Financing Proceeds but excluding Capital Contributions, and


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any amounts held as reserves as of the last day of such period which the
General Partner reasonably deems to be in excess of necessary reserves as determined below. The term "Expenditures" means the sum of (a) all cash expenses of the Partnership for such period, (b) the amount of all payments of principal and interest on account of any indebtedness of the Partnership, or amounts due on such indebtedness during such period, and (c) such additional cash reserves as of the last day of such period as the General Partner deems necessary for any capital or operating expenditure permitted hereunder.

            "Net Sale Proceeds" means the cash proceeds received by the Partnership in connection with a sale of any asset by or on behalf of the Partnership after deduction of any costs or expenses incurred by the Partnership, or payable specifically out of the proceeds of such sale (including, without limitation, any repayment of any indebtedness required to be repaid as a result of such sale or which the General Partner elects to repay out of the proceeds of such sale, together with accrued interest and premium, if any, thereon and any sales commissions or other costs and expenses due and payable to any Person in connection with a sale).

            "Nonrecourse Liabilities" shall have the meaning set forth in
Section 6.l(d)(l) hereof.

            "Offered Interests" shall mean the Partnership Interests of the Exercising Partners identified in an Exercise Notice which, pursuant to the exercise of Conversion Rights, can be acquired by the General Partner under the terms hereof.


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            "Offering" shall have the meaning set forth in the Registration
Statement.

            "Ownership Limit" shall have the meaning set forth in Section 11.4 hereof.

            "Partner Nonrecourse Debt" shall have the meaning set forth in
Section 6.1(d)(2) hereof.

            "Partner Nonrecourse Debt Minimum Gain" shall have the meaning set forth in Section 6.1(d)(2) hereof.

            "Partner Nonrecourse Deduction" shall have the meaning set forth in
Section 6.1(d)(2) hereof.

            "Partners" shall mean the General Partner and the Limited Partners, their duly admitted successors or assigns or any Person who is a partner of the Partnership at the time of reference thereto.

            "Partnership" shall mean the limited partnership hereby constituted, as such limited partnership may from time to time be constituted.

            "Partnership Fiscal Year" shall mean the calendar year.

            "Partnership Interest" shall mean with respect to a Partner, such Partner's right to the allocations (and each item thereof), specified in Section
6.1 hereof and all distributions from the Partnership, and its rights of management, consent, approval, or participation, if any, as provided in this Agreement.

            "Partnership Minimum Gain" shall have the meaning set forth in
Section 1.704-2(b)(2) of the Regulations.


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            "Percentage Interest" shall mean, with respect to any Partner, the percentage ownership interest of such Partner in the Partnership. The initial Percentage Interest of each Partner is as set forth opposite its respective name on attached Exhibit A.

            "Person" shall mean any individual or Entity.

            "Pledge" means a pledge or grant of a mortgage,

security interest, lien or other encumbrance in respect of a Partnership
Interest.

            "Profits" shall have the meaning set forth in Section 6.1 hereof.

            "Property" shall mean any real estate in which the Partnership, directly or indirectly, acquires ownership of a fee or leasehold interest.

            "Purchase Price" shall have the meaning set forth in Section 11.5.

            "Registration Statement" shall mean the Registration Statement No. 33-63120 (including the prospectus contained therein) heretofore filed by the General Partner with the SEC, and any amendments at any time hereafter made thereto (other than post-effective amendments) pursuant to which the General Partner proposes to offer and sell certain of its Shares.

            "Regulations" shall mean the final, temporary or proposed Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations)


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            "REIT" shall mean a real estate investment trust as defined in
Section 856 of the Code.

            "REIT Expenses" shall mean (i) costs and expenses relating to the formation and continuity of existence of the General Partner and its subsidiaries (which subsidiaries shall, for purposes of this definition be included within the definition of General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director of the General Partner or such subsidiaries, (ii) costs and expenses relating to any offer or registration of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offer of securities, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under federal, state or local laws or regulations, including filings with the SEC and any stock exchanges on which the Shares are listed, (iv) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the SEC, and (v) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of the Partnership.

            "REIT  Requirements"  shall have the  meaning set forth in Section
7.11 hereof.


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            "Required Funds" shall have the meaning set forth in Section 4.3 hereof.

            "Rights" shall have the meaning set forth in Section 11.1 hereof.

            "SEC" shall mean the United States Securities and Exchange
Commission.

            "Shares" shall mean the shares of Common Stock, par value $.001 per share, of the General Partner.

            "Share Value" as of any date shall mean the total number of Shares issued and outstanding at the close of business on such date (and excluding any treasury shares) multiplied by the Current Per Share Market Price on such date.

            "Stock Incentive Plan" means the General Partner's 1993 Omnibus Incentive Plan.

            "Substituted Limited Partner" shall have the meaning set forth in
Section 9.2 hereof.

            "Third Party": or "Third Parties" means a Person or Persons who is or are neither a Partner or Partners nor an Affiliate or Affiliates of a Partner or Partners.

            "Third Party Financing" means financing or refinancing obtained from a Third Party by the Partnership.

            "Trading Day" shall mean a day on which the principal national securities exchange on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a


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Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            "Transfer" means any assignment, sale, transfer, conveyance, Pledge, grant of an option or proxy, or other disposition or act of alienation, whether voluntary or involuntary, or by operation of law.

            "Underwriting Agreement" shall mean that certain Underwriting Agreement among the General Partner and the underwriters named therein, in substantially the form attached hereto as Exhibit D.

      1.2 Exhibit, Etc. References to "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement. Each Exhibit attached hereto and referred to herein is hereby incorporated herein by reference.

                                   ARTICLE II

                                  Organization

            2.1 Formation. The parties hereto do hereby form a limited partnership pursuant to the provisions of the Act, and all other pertinent laws of the State of Delaware, for the purposes and upon the terms and conditions hereinafter set forth. The Partners agree that the rights and liabilities of the Partners


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shall be as provided in the Act except as otherwise herein expressly provided.
Promptly upon the execution and delivery hereof, the General Partner shall cause a Certificate of Limited Partnership and such other notice, instrument, document, or certificate as may be required by applicable law, and which may be necessary to enable the Partnership to conduct its business, and to own its properties, under the Partnership name, to be filed or recorded in all appropriate public offices.

            2.2 Name. The business of the Partnership shall be conducted under the name of American Real Estate Investment, L. P. or such other name as the General Partner may select, and all transactions of the Partnership, to the extent permitted by applicable law, shall be carried on and completed in such name.

            2.3 Character of the Business. The purpose of the Partnership shall be to acquire, hold, own, develop, redevelop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with Properties; to acquire, hold, own, develop, redevelop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with real and personal property of all kinds; to undertake such other activities as may be necessary, advisable, desirable or convenient to the business of the Partnership, and to engage in such other ancillary activities as shall be necessary or desirable to effectuate the foregoing purposes. The Partnership shall have all powers necessary or desirable to accomplish the purposes enumerated. In


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connection with the foregoing, but subject to all of the terms, covenants, conditions and limitations contained in this Agreement and any other agreement entered into by the Partnership, the Partnership shall have full power and authority to enter into, perform, and carry out contracts of any kind, to borrow or lend money and to issue evidences of indebtedness, whether or not secured by mortgage, trust deed, pledge or other lien, and, directly or indirectly, to acquire, hold, own, develop, redevelop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of or deal with additional Properties necessary or useful in connection with its business.

            2.4 Location of the Principal Place of Business. The location of the principal place of business of the Partnership shall be at 1777 South Harrison Street, Suite 309, Denver, Colorado 80210, or such other location as shall be selected from time to time by the General Partner in its sole discretion.

            2.5 Registered Agent and Registered Office. The Registered Agent of the Partnership shall be Prentice-Hall Corporation System, Inc. or such other Person as the General Partner may select in its sole discretion. The Registered Office of the Partnership shall be 32 Loockerman Square, Suite L-100, Dover, Delaware 19901 or such other location as the General Partner may select in its sole and absolute discretion.

            2.6 Power of Attorney. Each Limited Partner constitutes and appoints the General Partner and authorized


                                      -21-
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officers and attorneys-in-fact of the General Partner, and each of those acting singly, in each case with full power of substitution, its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

            (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner and (e) all certificates, documents and other instruments relating to the termination of the rights, preferences and privileges of Partnership Interests; and

            (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner, to effectuate the terms or intent of this Agreement.



                                   ARTICLE III

                                      Term

            3.1 Commencement. The Partnership shall commence business as a limited partnership upon the filing of the


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

Certificate of Limited Partnership with the Secretary of State of the State of Delaware.

            3.2 Dissolution. The Partnership shall continue until dissolved upon the occurrence of the earliest of the following events:

            (a) The dissolution, termination, retirement or Bankruptcy of the General Partner unless the Partnership is continued as provided in Section 9.1 hereof;

            (b) The election to dissolve the Partnership made in writing by the General Partner with the Consent of the Limited Partners;

            (c) The sale or other disposition of all or substantially all the assets of the Partnership; or

            (d) Dissolution required by operation of law.

                                   ARTICLE IV

                            Contributions to Capital

            4.1 General Partner Capital Contribution. Concurrently herewith, the General Partner shall contribute to the Partnership (the "General Partner Capital Contribution") as its initial contribution to the capital the amount of Nine-Million-Eight Hundred-Ninety-Thousand dollars ($9,890,000) by deposit of its check in a Partnership bank account.

            4.2 Limited Partner Capital Contributions. Concurrently herewith, each Limited Partner shall contribute, or cause to be contributed as its initial Capital Contribution to the capital of the Partnership, the Contributed Limited Partner Assets as set forth on attached Exhibit B, in accordance with and subject to the terms and conditions of a certain Contribution Agreement. The agreed-to gross fair market value of each of the Contributed Limited Partner Assets, which shall be their initial Gross Asset Value, is as set forth opposite the contributing Limited Partner's name on attached Exhibit B.

            4.3   Additional Funds.

            (a) The Partnership may obtain funds ("Required Funds") (i) which it considers necessary to meet the needs and obligations and requirements of the Partnership, or to maintain adequate working capital or to repay Partnership indebtedness, or to carry out the Partnership's purposes, from the proceeds of Third Party Financing or Affiliate Financing, in each case pursuant to such terms, provisions, and conditions and in such manner (including the engagement of brokers and/or investment bankers to assist in providing such financing) and amounts as the General Partner shall determine in its sole discretion or (ii) from the exercise of the option granted in Section 4 of the Underwriting Agreement or (iii) from the exercise of Incentive Options pursuant to Section
4.4 hereof. Any and all funds required or expended, directly or indirectly, by the Partnership for capital expenditures may be obtained or replenished through Partnership borrowings. Any Third Party Financing or Affiliate Financing obtained by the General Partner, on behalf of the Partnership may be convertible in whole or in part into Additional Interests (to be issued in accordance with Section 9.3 hereof), may be unsecured, may be secured by a mortgage or mortgages, or deed(s) of trust and/or assignments on or in respect of all or any portion of the assets of the Partnership or any other security made available by the Partnership, may include or be obtained through the public or private placement of debt and/or other instruments, domestic and foreign, and may include the provision for the option to acquire Additional Interests (to be issued in accordance with Section 9.3 hereof), and may include the acquisition of or provision for interest rate swaps, credit enhancers, and/or other transactions or items in respect of such Third Party Financing or Affiliate Financing; provided, however, that in no event may the Partnership obtain any Third Party Financing that is recourse to any Partner or any Affiliate, partner, shareholder, beneficiary, principal, officer, or director of any Partner without the consent of the affected Partner and any other Person or Persons to whom such recourse may be had.

            (b) To the extent the Partnership does not borrow all of the Required Funds, the General Partner may (but is not required to) contribute to the Partnership as an additional Capital Contribution the amount of the Required Funds ("Contributed Funds") (hereinafter, each date on which the General Partner so contributes Contributed Funds pursuant to this paragraph (b) is referred to as an "Adjustment Date"). In the event the General Partner advances Required Funds to the Part-nership as Contributed Funds pursuant to this paragraph (b), then (x) the Partnership shall assume and pay (or reflect on its books as additional Contributed Funds) the costs, fees and expenses (including any applicable underwriting discounts and selling commissions) incurred by the General Partner in connection with raising such Contributed Funds through a public offering of its securities or otherwise and (y) the Percentage Interests of the Partners shall be adjusted as follows:

                  (i) Effective on each Adjustment Date, the Percentage Interest of each Limited Partner shall be adjusted such that the Percentage Interest of the Limited Partner shall be equal to a fraction, the numerator of which is equal to the Deemed Partnership Interest Value of such Limited Partner (computed as of the Trading Day immediately preceding the Adjustment Date) and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership (computed as of the Trading Day immediately preceding the Adjustment Date) and
            (ii) the amount of Contributed Funds contributed by the General Partner on such Adjustment Date. The General Partner shall promptly give each Limited Partner written notice of its Percentage Interest, as adjusted.

                  (ii) Effective on each Adjustment Date, the Percentage
            Interest of the General Partner shall be adjusted such that the Percentage Interest of the

            General Partner shall be equal to a fraction, the numerator of which is equal to the sum of (i) the Deemed Partnership Interest Value of the General Partner (computed as of the Trading Day immediately preceding the Adjustment Date) and (ii) the amount of the Contributed Funds contributed by the General Partner on such Adjustment Date and the denominator of which is equal to the sum of
            (iii) the Deemed Value of the Partnership (computed as of the Trading Day immediately preceding the Adjustment Date) and (iv) the amount of the Contributed Funds contributed by the General Partner.

            4.4 Stock Incentive Plan. If at any time or from time to time Incentive Options granted in connection with the General Partner's Stock Incentive Plan are exercised in accordance with the terms of the Incentive Option Agreement, the General Partner shall, as soon as practicable after such exercise, contribute to the capital of the Partnership an amount equal to the exercise price paid to the General Partner by such exercising party in connection with the exercise of the Incentive Option.

            4.5 No Third Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. Notwithstanding the foregoing, the stockholders of the General Partner shall not be considered creditors or third parties for the purposes of this Agreement but shall be considered third party beneficiaries with the right to enforce this Agreement.

            4.6 No Interest; No Return. No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to withdraw any part of its Capital Account or to demand or receive the return of its Capital Contribution from the Partnership.

            4.7 Capital Accounts.

            (a) The Partnership shall establish and maintain a separate capital account ("Capital Account") for each Partner, including a substitute partner who shall pursuant to the provisions hereof acquire a Partnership Interest, which Capital Account shall be:

            (1) credited with the amount of cash; the initial Gross Asset Value (net of liabilities secured by such contributed property that the Partnership assumes or takes subject to) of any other property contributed by such Partner to the capital of the Partnership; in the case of the General Partner, (i) the amount, if any, of Required Funds contributed to the Partnership from the exercise of the option contained in Section 4 of the Underwriting Agreement, and (ii) upon exercise of an Incentive Option, the amount described in Section 4.4; such Partner's distributive share of Profits; and any other items in the nature of income or gain that are allocated to such Partner pursuant to Section 6.1 hereof, but excluding tax items described in Regulations Section 1.704- l(b)(4)(i); and

            (2) debited with the amount of cash; the Gross Asset Value (net of liabilities secured by such distributed property that such Partner assumes or takes subject to) of any Partnership property distributed to such Partner pursuant to any provision of this Agreement; such Partner's distributive share of Losses; and any other items in the nature of expenses or losses that are allocated to such Partner pursuant to Section 6.1 hereof, but excluding tax items described in Regulations Section 1.704-l(b)(4)(i).

            In the event that a Partner's Partnership Interest or portion thereof is transferred within the meaning of Regulations Section
1.704-l(b)(2)(iv)(f), the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the Partnership Interest or portion thereof so transferred.

            In the event that the Gross Asset Values of Partnership assets are adjusted as described below in Section 4.7(b) hereof, the Capital Accounts of the Partners shall be adjusted to reflect the aggregate net adjustments as if the Partnership sold all of its property for their fair market values and recognized gain or loss for federal income tax purposes equal to the amount of such aggregate net adjustment.

            The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with
Section 1.704-l(b) of the Regulations, and shall be interpreted and applied as provided in the Regulations. In the event that the General Partner reasonably determines that the manner in which the Capital Accounts, or any debits or credits thereto, are maintained or computed under the Regulations should be further amended, the General Partner shall be authorized, without the approval, consent or act of any of the Partners, to amend this Agreement, provided that such amendment shall not directly and adversely affect the Partnership Interest of a Partner, including without limitation, the right to receive distributions allocable thereto, without the written concurrence of such Partner. In determining whether this Agreement should be amended to reflect the foregoing, the General Partner shall be entitled to rely on the advice of the Partnership Accountants and/or counsel to the Partnership.

            (b) The term "Gross Asset Value" or "Gross Asset Values" means, with respect to any asset of the Partnership, such asset's adjusted basis for federal income tax purposes, except as follows:

            (a) the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be (i) in the case of any asset described on attached Exhibit B, the gross fair market value ascribed thereto on such Exhibit B and (ii) in the case of any other asset hereafter contributed by a Partner, the gross fair market value of such asset as reasonably determined by the General Partner;

            (b) the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, immediately prior to the following events:

                  (i) a Capital Contribution (other than a de minimis Capital
            Contribution) to the Partnership by a new or existing Partner as consideration for a Partnership Interest, including in connection with the exercise of an Incentive Option;

                  (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for the redemption of a Partnership Interest;

                  (iii) the liquidation of the Partnership  within the meaning of Section 1.704-l(b)(2)(ii)(g) of the Regulations; and

                  (iv) the  exercise  by a Limited  Partner of its  Conversion
            Rights.

            (c) the Gross Asset Values of Partnership assets distributed to any Partner shall be the gross fair market values of such assets as reasonably determined by the General Partner as of the date of distribution.

The agreed-to gross fair market value of each of the Contributed Limited Partner Assets shall be its initial Gross Asset Value as set forth on attached Exhibit
B. The gross fair market value of any property contributed by the General Partner to the Partnership ("Contributed Property"), other than money and other than property contributed to the Partnership by the General Partner as its initial contribution described in Section 4.1 above, shall be the Acquisition Cost of such Contributed Property. For purposes hereof, the Acquisition Cost of Contributed Property shall be (i) in the case of Contributed Property acquired by the General Partner in exchange for Shares, the Current Per Share Market Price as of the closing date on which the General Partner acquired such Contributed Property multiplied by the number of Shares issued in the acquisition or (ii) in the case of Contributed Property acquired by the General Partner for consideration other than Shares, the amount of such consideration plus, in either case, any costs and expenses incurred by the General Partner in connection with such acquisition or contribution; provided, however, that in the event the Acquisition Cost of Contributed Property is financed by any borrowings by the General Partner, the Partnership shall assume any such obligations of the General Partner so that the General Partner shall be released therefrom concurrently with the contributions of such property to the Partnership or, if impossible, shall obligate itself to the General Partner in an amount and on terms equal to such indebtedness, and the Acquisition Cost shall be reduced appropriately.

At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership's assets for purposes of computing Profits and Losses. Any adjustment to the Gross Asset Values of Partnership property shall require an adjustment to the Partners' Capital Accounts as described in Section 4.7(a) above.

            4.8 No Preemptive Rights. No Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership; or (ii) issuance or sale of any Partnership Interests.

                                    ARTICLE V

                  Conditions/Representations and Warranties

            5.1 General Partner Conditions. The obligation of the General Partner to consummate the transactions contemplated herein is subject to fulfillment of all of the following conditions on or prior to the date hereof:

            (a) Each Limited Partner shall transfer and assign all of its right, title and interest in and to the Contributed Limited Partner Assets to the Partnership free and clear of all Liens other than those Liens described on Exhibit B and, in connection therewith, shall execute and deliver to the Partnership such instruments as may be necessary or desirable to effectuate the transfer of the Contributed Limited Partner Assets to the Partnership;

            (b) All consents, waivers, approvals and authorizations required for the consummation of the transactions contemplated hereby shall have been obtained, including, if required, approvals required under the Hart-Scott Act;

            (c) All necessary filings for any transfer taxes payable in respect of the transfer to the Partnership of the Contributed Limited Partner Assets, or resulting therefrom, shall have been prepared and payment of or provisions for any amounts due shall have been made by the General Partner;

            (d) All of the representations and warranties or the Limited Partners shall be true and correct in all material respects as of the date hereof;

            (e) The Registration Statement shall become effective under the provisions of the Securities Act of 1933, as amended, and no stop order or other administrative proceeding shall have been entered or instituted with respect thereto as of the date hereof; and

            (f) The Offering shall have been consummated in accordance with the Underwriting Agreement.

            5.2 Limited Partner Conditions. The obligation of the Limited Partners to consummate the transactions contemplated herein is subject to fulfillment of all of the following conditions on or prior to the date hereof:

            (a) The General Partner shall have made the General Partner Capital Contribution as provided in Section 4.1(a) hereof and, in connection therewith, shall execute and deliver to the Partnership such instruments as may be necessary or desirable.

            (b) All consents, waivers, approvals and authorizations required for the consummation of the transactions contemplated hereby shall have been obtained, including, if required, approvals required under the Hart-Scott Act;

            (c) All necessary filings for any transfer taxes payable in respect of the transfer to the Partnership of the Contributed Limited Partner Assets shall have been prepared and payment of or provisions for any amounts due shall have been made by the General Partner;

            (d) All of the representations and warranties of the General Partner shall be true and correct in all material respects as of the date hereof;

            (e) The Registration Statement shall become effective under the provisions of the Securities Act of 1933, as amended, and no stop order or other administrative proceeding shall have been entered or instituted with respect thereto as of the date hereof; and

            (f) The Offering shall have been consummated in accordance with the Underwriting Agreement.

            5.3 Representations and Warranties by the General Partner.

            The General Partner represents and warrants to the Limited Partners and to the Partnership that (i) it is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware; (ii) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including without limitation, that of its directors and/or shareholder(s), as the case may be, as required, (iii) the consummation of such transactions shall not result in a breach or violation of, or a default under the General Partner's certificate of incorporation or by-laws, any agreement by which the General Partner or any of its properties or any of its directors and/or shareholders, as the case may be, is or are bound, or any statute, regulation, order, or other law to which it or any of its directors are bound and/or

(iv) this Agreement is binding upon, and enforceable against the General Partner in accordance with its terms; and (v) no consent, waiver approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by the General Partner in connection with the execution, delivery and performance of this Agreement other than consents, waivers, approvals or authorizations which have been obtained prior to the date hereof.

            5.4 Representations and Warranties by the Limited Partners. Each Limited Partner severally represents and warrants to the General Partner and the Partnership as follows:

            (a) the consummation of the transactions contemplated by this Agreement and the Contribution Agreement to be performed by the Limited Partner will not result in a breach or violation of, or a default under, any agreement by which such Limited Partner is bound, or any statute, regulation, order, or other law to which the Limited Partner is subject, (ii) such Limited Partner is neither a "foreign person" within the meaning of Section 1445(f) of the Code nor a "foreign partner" within the meaning of Section 1446(e) of the Code, (iii) the Limited Partner has received all authorization necessary to enter into and to perform this Agreement and (iv) this Agreement and the Contribution Agreement have been duly executed and delivered by and are binding upon, and enforceable against, the Limited Partner in accordance with their respective terms; and no consent, waiver approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by any of the Limited Partner in connection with the execution, delivery and performance of this Agreement and the Contribution Agreement.

            (b) there is no litigation or governmental, administrative or arbitration proceeding or investigation pending, or, to the knowledge of the Limited Partners, threatened, or any unsatisfied arbitration awards or judicial orders against the Limited Partner and which affects any of the Contributed Limited Partner Assets, or which might affect the ability of the Limited Partner to perform its obligations under this Agreement, except as set forth in Exhibit
   ;

            (c) no attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or, to the best of such Limited Partner's knowledge, threatened against the Limited Partner nor are any of such proceedings anticipated or contemplated by the Limited Partner;

            (d) the Limited Partners will cooperate with the General Partner after the date hereof in obtaining any initial licenses, approvals, permits and certificates which become necessary after the date hereof for the Partnership to commence the operation of the Contributed Limited Partner Properties and the assets relating thereto.

            (e) Each Alpine Affiliate, of which such Limited Partner is a partner, has good and marketable title in fee simple to the Property owned by such Alpine Affiliate, free and clear of any liens, charges or encumbrances, except liens referred to in the Registration Statement; the statements in the Registration Statement relating to such Property are complete and accurate in all material respects; to the knowledge of such Limited Partner, there exists no defaults in respect to any leases or agreements of such Alpine Affiliate relating to such property which default could be material to such Alpine Affiliate and the consummation of the transactions described in the Prospectus will not conflict with any such lease or agreement; such Property and the business indicated thereof by such Alpine Affiliate comply in all material respects with all applicable federal, state and local laws and regulations; and there is no proceeding or action pending or, to the knowledge of such Limited Partner, threatened in respect of such property or such Alpine Affiliate, except such that would not have a material adverse effect on such Alpine Affiliate. Any term used in this subsection not otherwise defined in this Agreement, shall be as defined in the Registration Statement.

            5.5 Survival of Representations and Warranties. The representations and warranties made by the General Partner in paragraph 5.3 hereof shall survive for twelve (12) months after the date hereof. The representations and warranties made by the Limited Partners in Section 5.4 hereof shall survive for twelve

(12) months after the date hereof.

            5.6 Indemnification by the Limited Partners.

Subject to the provisions of paragraph 5.7 hereof, each Limited Partner, severally, indemnifies and holds harmless the Partnership and the General Partner against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) sustained or incurred by the Partnership or the General Partner as a result of or arising out of (i) any inaccuracy in a representation or warranty made by such Limited Partner under this Agreement or the Contribution Agreement or (ii) any liability of the General Partner or the Partnership arising under the Underwriting Agreement arising from any inaccuracy in a representation or warranty made by the Partnership therein.

            5.7 Limitations on Representations and Warranties by the Limited Partners. Notwithstanding anything to the contrary in this Agreement, the sole recourse of the General Partner or the Partnership under this Article V shall be against the Limited Partners' Partnership Interests, all right, title and interest of the Limited Partners under this Agreement in and to the assets or properties of the Partnership and in all Shares owned by the Limited Partners, including Shares acquired upon exercise of Rights.

            5.8 Acknowledgement by Each Partner. Except as otherwise provided herein, each Partner hereby acknowledges that no representations as to potential profit, cash flows, or yield, if any, in respect of the Partnership or any one or more or all of the Properties have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, which may have been in any manner submitted to such Partner shall not constitute any representation or warranty, express or implied.

                                   ARTICLE VI

        Allocations, Distributions and Other Tax and Accounting Matters

            6.1 Allocations.

            (a) For the purpose of this Agreement, the terms "Profits" and "Losses" mean, respectively, for each Partnership Fiscal Year or other period, the Partnership's taxable income or loss for such Partnership Fiscal Year or other period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), adjusted as follows:

            (1) any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this Section 6.l(a) shall be added to such taxable income or loss;

            (2) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Fiscal Year or other period;

            (3) any items that are specially allocated pursuant to Section 6.1(d) or 6.1(f) hereof shall not be taken into account in computing Profits or Losses; and

            (4) any expenditures of the Partnership described Section 705(a)(2)(B) of the Code (or treated as such under Regulation Section 704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Profits or Losses pursuant to this Section 6.1(a) shall be deducted from such taxable income or loss.

            (b) Except as otherwise provided in Section 6.1(d) hereof, the Profits of the Partnership (and each item thereof) for each Partnership Fiscal Year shall be allocated among the Partners as follows:

                  (1) First, to the General Partner, an amount of Profits up to the General Partner's Preference Amount for such Partnership Fiscal year.

                  (2) Then, to the Partners in an amount equal to the excess of
(i) the aggregate amount of Losses allocated to the Partners pursuant to clause
(7) of this Section 6.1(b) for all prior Partnership Fiscal Years over (ii) the aggregate amount of Profits allocated to the Partners pursuant to this clause
(2) of Section 6.1(b) for all prior Partnership Fiscal years (with respect to each Partner, such amount being referred to herein as its "Section 6.1(b)(2) Amount"), in proportion to their respective Section 6.1(b)(2) Amounts;

                  (3) Then, to the Partners in an amount equal to the excess of
(i) the aggregate amount of Losses allocated to the Partners pursuant to clause
(6) of this Section 6.1(b) for all prior Partnership Fiscal Years over (ii) the aggregate amount of Profits allocated to the Partners pursuant to this clause
(3) of Section 6.1(b) for all prior Partnership Fiscal Years (with respect to each Partner, such amount being referred to herein as its "Section 6.1(b)(3) Amount"), in proportion to their respect Section 6.1(b)(3) Amounts;

                  (4) Then, to the Limited Partners in proportion to their respective Percentage Interests, an amount of Profits up to the Limited Partner Allocation Catch-Up Amount;

                  (5) Thereafter, to the Partners in proportion to their respective Percentage Interests.

                  Except as otherwise provided in Section 6.1(d) hereof, the Losses of the Partnership (and each item thereof) for each Partnership Fiscal year shall be allocated among the Partners as follows:

                  (6) First, to the Partners in an amount up to the aggregate positive balances in their Capital Accounts, in proportion to their respective positive Capital Account balances;

                  (7) Thereafter, to the Partners in proportion to their respective Percentage Interests.

            (c) For the purpose of Section 6.1(b) hereof, gain or loss resulting from any disposition of Partnership property shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property for federal income tax purposes differs from its Gross Asset Value.

            (d) Notwithstanding the foregoing provisions of this Section 6.1, the following provisions shall apply:

            (1) A Partner shall not receive an allocation of any Partnership deduction that would result in total loss allocations attributable to "Nonrecourse Liabilities" (as defined in Regulations Section 1.704-2(b)(3)) in excess of such Partner's share of Minimum Gain (as determined under Regulations
Section 1.704-2(g)). The term "Minimum Gain" means an amount determined in accordance with Regulations Section 1.704-2(d) by computing, with respect to each Nonrecourse Liability of the Partnership, the amount of gain, if any, that the Partnership would realize if it disposed of the property subject to such liability for no consideration other than full satisfaction thereof, and by then aggregating the amounts so computed. If there is a net decrease in Partnership Minimum Gain for a Partnership Fiscal Year, in accordance with Regulations
Section 1.704-2(f) and the exceptions contained therein, the Partners shall be allocated items of Partnership income and gain for such Partnership Fiscal Year (and, if necessary, for subsequent Partnership Fiscal Years) equal to the Partners' respective shares of the net decrease in Minimum

Gain within the meaning of Regulations Section 1.704-2(g)(2) (the "Minimum Gain Chargeback"). The items to be allocated pursuant to this Section 6.l(d)(l) shall be determined in accordance with Regulations Section 1.704-2(f) and (j).

            (2) Any item of "Partner Nonrecourse Deduction" (as defined in Regulations Section 1.704- 2(i)) with respect to a "Partner Nonrecourse Debt" (as defined in Regulations Section 1.704-2(b)(4)) shall be allocated to the Partner or Partners who bear the economic risk of loss for such Partner Nonrecourse Debt in accordance with Regulations Section 1.704-2(i)(1). Subject to Section 6.1(d)(1) hereof, but notwithstanding any other provision of this Agreement, in the event that there is a net decrease in Minimum Gain attributable to a Partner Nonrecourse Debt (such Minimum Gain being hereinafter referred to as "Partner Nonrecourse Debt Minimum Gain") for a Partnership Fiscal Year, then after taking into account allocations pursuant to Section 6.1(d)(1) hereof, but before any other allocations are made for such taxable year, and subject to the exceptions set forth in Regulations Section 1.704- 2(i)(4), each Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such Partnership Fiscal Year shall be allocated items of income and gain for such Partnership Fiscal Year (and, if necessary, for subsequent Partnership Fiscal Years) equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain as determined in a manner consistent with the provisions of Regulations Section 1.704-2(g)(2). The items to be allocated pursuant to this Section

6.1(d)(2) shall be determined in accordance with Regulations Section 1.704-2(i)
(4) and (j).

            (3) Pursuant to Regulations Section 1.752-3(a)(3), for the purpose of determining each Partner's share of excess nonrecourse liabilities of the Partnership, and solely for such purpose, each Partner's interest in Partnership profits is hereby specified to be such Partner's Percentage Interest.

            (4) No Limited Partner shall be allocated any item of deduction or loss of the Partnership if such allocation would cause such Limited Partner's Capital Account to become negative by more than the sum of (i) any amount such Limited Partner is obligated to restore upon liquidation of the Partnership, plus (ii) such Limited Partner's share of the Partnership's Minimum Gain and Partner Nonrecourse Debt Minimum Gain. An item of deduction or loss that cannot be allocated to a Limited Partner pursuant to this Section 6.1(d)(4) shall be allocated to the General Partner. For this purpose, in determining the Capital Account balance of such Limited Partner, the items described in Regulations
Section 1.704-l(b)(2)(ii)(d)(4), (5), and (6) shall be taken into account. In the event that (A) any Limited Partner unexpectedly receives any adjustment, allocation, or distribution described in Regulations Sections 1.704-l(b)(2)(ii)(d)(4), (5), or (6), and (B) such adjustment, allocation, or distribution causes or increases a deficit balance (net of amounts which such Limited Partner is obligated to restore or deemed obligated to restore under Regulations Section 1.704- 2(g)(1) and 1.704-2(i)(5) and determined after taking into account any adjustments, allocations, or distributions described in Regulations Sections 1.704- 1(b)(2)(ii)(d)(4), (5), or (6) that, as of the end of the Partnership Fiscal Year, reasonably are expected to be made to such Limited Partner) in such Limited Partner's Capital Account as of the end of the Partnership Fiscal Year to which such adjustment, allocation, or distribution relates, then items of Gross Income (consisting of a pro rata portion of each item of Gross Income) for such Partnership Fiscal Year and each subsequent Partnership Fiscal Year shall be allocated to such Limited Partner until such deficit balance or increase in such deficit balance, as the case may be, has been eliminated. In the event that this Section 6.1(d)(4) and
Section 6.l(d)(l) and/or (2) hereof apply, Section 6.l(d)(l) and/or (2) hereof shall be applied prior to this Section 6.1(d)(4).

            (5) In accordance with Sections 704(b) and 704(c) of the Code and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for federal income tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and the initial Gross Asset Value of such property, all as set forth on Exhibit E hereto. If the Gross Asset Value of any Partnership property is adjusted as described in the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and the Gross Asset Value of such asset in the manner prescribed under Sections 704(b) and 704(c) of the Code and the Regulations thereunder.

            (e) Notwithstanding anything to the contrary contained in this
Section 6.1, the allocation of Profits and Losses for any Partnership Fiscal Year during which a Person acquires a Partnership Interest (other than upon formation of the Partnership) shall take into account the Partners' varying interests for such Partnership Fiscal Year pursuant to any method permissible under Section 706 of the Code that is selected by the General Partner (notwithstanding any agreement between the assignor and assignee of such Partnership Interest although the General Partner may recognize any such agreement), which method may take into account the date on which the Transfer or an agreement to Transfer becomes irrevocable pursuant to its terms, as determined by the General Partner.

            (f) In the event of a sale or exchange of a Partner's Partnership Interest or portion thereof or upon the death of a Partner, if the Partnership has not theretofore elected, pursuant to Section 754 of the Code, to adjust the basis of Partnership property, the General Partner shall cause the Partnership to elect, if the Person acquiring such Partnership Interest or portion thereof so requests, pursuant to Section 754 of the Code, to adjust the basis of Partnership property. In addition, in the event of a distribution referred to in Section 734(b) of the Code, if the Partnership has not theretofore elected, the General Partner may, in the exercise of its reasonable discretion, cause the Partnership to elect, pursuant to Section 754 of the Code, to adjust the basis of Partnership property. Except as provided in Regulations Section 1.704-l(b)(2)(iv)(m), such adjustment shall not be reflected in the Partners' Capital Accounts and shall be effective solely for federal and (if applicable) state and local income tax purposes. Each Partner hereby agrees to provide the Partnership with all information necessary to give effect to such election. With respect to such election:

            (1) Any change in the amount of the depreciation deducted by the partnership and any change in the gain or loss of the Partnership, for federal income tax purposes, resulting from an adjustment pursuant to Section 743(b) or the Code shall be allocated entirely to the transferee of the Partnership Interest or portion thereof so transferred. Neither the capital contribution obligations of, nor the Partnership Interest of, nor the amount of any cash distributions to, the Partners shall be affected as a result of such election, and except as provided in Regulations Section 1.704-l(b)(2)(iv)(m), the making of such election shall have no effect except for federal and (if applicable) state and local income tax purposes.

            (2) Solely for federal and (if applicable) state and local income tax purposes and not for the purpose of maintaining the Partners' Capital Accounts (except as provided in Regulations

Section 1.704-l(b)(2)(iv)(m)), the Partnership shall keep a written record for those assets, the bases of which is adjusted as a result of such election, and the amount at which such assets are carried on such record shall be debited (in the case of an increase in basis) or credited (in the case of a decrease in basis) by the amount of such basis adjustment. Any change in the amount of the depreciation deducted by the Partnership and any change in the gain or loss of the Partnership, for federal and (if applicable) state and local income tax purposes, attributable to the basis adjustment made as a result of such election shall be debited or credited, as the case may be, on such record.

            (g) The Profits, Losses, gains, deductions, and credits of the Partnership (and all items thereof) for each Partnership Fiscal Year shall be determined in accordance with the accounting method followed by the Partnership for federal income tax purposes.

            (h) Except as provided in Sections 6.1(d)(5) and 6.l(f) hereof, for federal income tax purposes, each item of income, gain, loss, or deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss, or deduction has been allocated pursuant to this
Section 6.1.

            (i) Such portion of the gain allocated pursuant to this Section 6.1 that is treated as ordinary income attributable to the recapture of depreciation shall, to the extent possible, be allocated among the Partners in the proportion that (i) the amount of depreciation previously allocated to each Partner relating to the property that is the subject of the disposition bears to (ii) the total of such depreciation allocated to all of the Partners. This Section 6.l(i) shall not alter the amount of allocations among the Partners pursuant to this Section 6.1, but merely the character of gain so allocated.

            (j) To the extent permitted by Regulations Sections 1.704-2(h)(3) and 1.704-2(i)(6), the General Partner shall endeavor to treat distributions as having been made from the proceeds of Nonrecourse Liabilities or Partner Nonrecourse Debt only to the extent that such distributions would cause or increase a deficit balance in any Partner's Capital Account that exceeds the amount such Partner is otherwise obligated to restore (within the meaning of Regulations Section 1.704-l(b)(2)(ii)(c)) as of the end of the Partnership's taxable year in which the distribution occurs.

            6.2 Except with respect to a liquidation of the Partnership pursuant to Section 3.2 hereof:

                  (a) the General Partner shall cause the Partnership to distribute all or a portion of Net Operating Cash Flow to the Partners from time to time as determined by the General Partner, but in any event not less frequently than quarterly in such amounts as the General Partner shall determine.

                  (b) For each Partnership Fiscal Year, all distributions made pursuant to this Section 6.2 shall be made in the following order of priority:

                        (1) First, to the General Partner in an amount up to the General Partner's Preference Amount for such Fiscal year.

                        (2) Then, to the Limited Partners in proportion to their respective Percentage Interests, an amount up to the Limited Partner Distribution Catch-up Amount;

                        (3) Thereafter, to the Partners in proportion to their respective Percentage Interests.

                  (c) Notwithstanding the provisions of Section 6.2(a) and (b), the General Partner shall use its best efforts to cause the Partnership to distribute sufficient amounts to enable the General Partner to pay shareholder dividends that will (1) satisfy the REIT Requirements and (2) avoid any federal income or excise tax liability of the General Partner.

            6.3 Books of Account. At all times during the continuance of the Partnership, the General Partner shall maintain or cause to be maintained full, true, complete and correct books of account in accordance with generally accepted accounting principles wherein shall be entered particulars of all monies, goods or effects belonging to or owing to or by the Partnership, or paid, received, sold or purchased in the course of the Partnership's business, and all of such other transactions, matters and things relating to the business of the Partnership as are usually entered in books of account kept by persons engaged in a business of a like kind and character. In addition, the Partnership shall keep all records as required to be kept pursuant to the Act. The books and records of account shall be kept at the principal office of the Partnership, and each Partner shall at all reasonable times have access to such books and records and the right to inspect the same.

            6.4 Reports. Within ninety (90) Days after the end of each Partnership Fiscal Year, the Partnership shall cause to be prepared and transmitted to each Partner, an annual report of the Partnership relating to the previous Partnership Fiscal Year containing a statement of financial condition as of the year then ended, and statements of operations, cash flow and Partnership equity for the year then ended, which annual statements shall be prepared in accordance with GAAP and shall be audited by the Accountants. The Partnership shall also cause to be prepared and transmitted to each Partner within forty-five (45) Days after the end of each of the first three (3) quarters of each Partnership Fiscal Year, a quarterly unaudited report of the Partnership's financial condition and statements of operations, cash flow and Partnership equity relating to the fiscal quarter then just ended, prepared in accordance with GAAP. The Partnership shall further cause to be prepared and transmitted to the General Partner (i) such reports and/or information as are necessary for the General Partner to fulfill its obligations under the Securities Act of 1933, the Securities Exchange Act of 1934, as amended, and the applicable stock exchange rules, and under any other regulations to which the General Partner or the Partnership may be subject, and (ii) such other reports and/or information as are necessary for the General Partner to determine its qualification as a REIT under the REIT Requirements or its liability for a tax as a consequence of its Partnership Interest, including its distributive share of taxable income, in each case, in a manner that will permit the General Partner to comply with such obligations or make such determinations in a timely fashion.

            6.5 Audits. Not less frequently than annually, the books and records of the Partnership shall be audited by the Accountants.

            6.6 Tax Returns.

            (a) The General Partner shall determine the methods to be used in the preparation of federal, state, and local income and other tax returns for the Partnership in connection with all items of income and expense, including but not limited to, valuation of assets, the methods of depreciation and cost recovery, elections, credits, and tax accounting methods and procedures.

            (b) To the extent all necessary information is available, within ninety (90) Days after the end of each Partnership Fiscal Year, and in any event within one hundred twenty (120) Days after the end of each Partnership Fiscal Year, the Partnership shall cause to be prepared and transmitted to the Partners federal and appropriate state and local Partnership Income Tax Schedules "K-1," or any substitute therefor, with respect to such Partnership Fiscal Year on appropriate forms prescribed.

            6.7 Tax Matters Partner. The General Partner is hereby designated as the Tax Matters Partner within the meaning of Section 6231(a)(7) of the Code for the Partnership; provided, however, (i) in exercising its authority as Tax Matters Partner it shall be limited by the provisions of this Agreement affecting tax aspects of the Partnership; (ii) the General Partner shall consult in good faith with the Limited Partners regarding the filing of a Code Section 6227(b) administrative adjustment request with respect to the Partnership before filing such request, it being understood, however, that the provisions hereof shall not be construed to limit the ability of any Partner, including the General Partner, to file an administrative adjustment request on its own behalf pursuant to Section 6227(a) of the Code; (iii) the General Partner shall consult in good faith with the Limited Partners regarding the filing of a petition for judicial review of an administrative adjustment request under Section 6228 of the Code, or a petition for judicial review of a final partnership administrative judgment under Section 6226 of the Code relating to the Partnership before filing such petition; (iv) the General Partner shall give prompt notice to the Limited Partners of the receipt of any written notice that the Internal Revenue Service or any state or local taxing authority intends to examine Partnership income tax returns for any year, receipt of written notice of the beginning of an administrative proceeding at the Partnership level relating to the Partnership under Section 6223 of the Code, receipt of written notice of the final Partnership administrative adjustment relating to the Partnership pursuant to Section 6223 of the Code, and receipt of any request from the Internal Revenue Service for waiver of any applicable statute of limitations with respect to the filing of any tax return by the Partnership; and (v) the General Partner shall promptly notify the Limited Partners if the General Partner does not intend to file for judicial review with respect to the Partnership.

                                   ARTICLE VII

            Rights, Duties and Restrictions of the General Partner

            7.1 Expenditures by Partnership. The General Partner is hereby authorized to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. All of the aforesaid expenditures shall be made on behalf of the Partnership and the General Partner shall be entitled to reimbursement by the Partnership for any expenditures incurred by it on behalf of the Partnership which shall be made other than out of the funds of the Partnership. The Partnership shall also assume, and pay when due, all Administrative Expenses.

            7.2 Powers and Duties of General Partner. The General Partner shall be responsible for the management of the Partnership's business and affairs. Except as otherwise herein expressly provided, and subject to the limitations contained in Section 7.3 hereof with respect to Major Decisions, the General

Partner shall have, and is hereby granted, full and complete power to the fullest extent permissible under the Act, authority and discretion to take such action for and on behalf of the Partnership and in its name as the General Partner shall, in its sole and absolute discretion, deem necessary or appropriate to carry out the purposes for which the Partnership was organized. Except as otherwise expressly provided herein, and subject to Section 7.3 hereof, the General Partner shall have the right, power and authority:

            (a) To manage, control, invest, lend, reinvest, acquire by purchase, lease or otherwise, sell, contract to purchase or sell, grant, obtain, or exercise options to purchase, options to sell or conversion rights, assign, transfer, convey, deliver, endorse, exchange, pledge, mortgage, abandon, improve, repair, maintain, insure, lease for any term and otherwise deal with any and all property of whatsoever kind and nature, and wheresoever situated, in furtherance of the purposes of the Partnership;

            (b) To acquire, directly or indirectly, interests in real or personal property of any kind and of any type, and any and all kinds of interests therein, and to determine the manner in which title thereto is to be held; to manage, insure against loss, protect and subdivide any of the real or personal property, interests therein or parts thereof; to improve, develop or redevelop any such real or personal property; to participate in the ownership and development of any property; to dedicate for public use, to vacate any subdivisions or parts thereof, to resubdivide, to contract to sell, to grant options to purchase or lease, to sell on any terms; to convey, to mortgage, pledge or otherwise encumber said property, or any part thereof; to lease said property or any part thereof from time to time, upon any terms and for any period of time, and to renew or extend leases, to amend, change or modify the terms and provisions of any leases and to grant options to lease and options to renew leases and options to purchase; to partition or to exchange said real property, or any part thereof, for other real or personal property; to grant easements or charges of any kind; to release, convey or assign any right, title or interest in or about or easement appurtenant to said property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on said property; to insure any Person having an interest in or responsibility for the care, management or repair of such property; to direct the trustee of any land trust to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes, and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; to execute assignments of all or any part of the beneficial interest in such land trust;

            (c) To employ, engage or contract with or dismiss from employment or engagement Persons to the extent deemed necessary by the General Partner for the operation and management of the Partnership business, including but not limited to, contractors, subcontractors, engineers, architects, surveyors, mechanics, consultants, accountants, attorneys, insurance brokers, real estate brokers and others;

            (d) To enter into contracts on behalf of the Partnership;

            (e) To borrow or lend money, procure loans and advances from any Person for Partnership purposes, and to apply for and secure, from any Person, credit or accommodations; to contract liabilities and obligations, direct or contingent and of every kind and nature with or without security; and to repay, discharge, settle, adjust, compromise, or liquidate any such loan, advance, credit, obligation or liability;

            (f) To Pledge, hypothecate, mortgage, assign, deposit, deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security, or for sale or other disposition any and all Partnership property, tangible or intangible, including, but not limited to, real estate and beneficial interests in land trusts, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; to waive notices, demands, protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; to give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions which any attorney may deem necessary, proper or advisable;

            (g) To acquire and enter into any contract of insurance which the General Partner deems necessary or appropriate for the protection of the Partnership, for the conservation of the Partnership's assets or for any purpose convenient or beneficial to the Partnership;

            (h) To conduct any and all banking transactions on behalf of the Partnership; to adjust and settle checking, savings, and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into, or from any account in the Partnership's name; to execute, procure, consent to and authorize extensions and renewals of the same; to make deposits and withdraw the same and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts;

            (i) To demand, sue for, receive, and otherwise take steps to collect or recover all debts, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or which are or may become due the Partnership from any Person; to commence, prosecute or enforce, or to defend, answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

            (j) To make arrangements for financing, including the taking of all action deemed necessary or appropriate by the General Partner to cause any approved loans to be closed;

            (k) To take all reasonable measures necessary to insure compliance by the Partnership with applicable arrangements, and other contractual obligations and arrangements entered into by the Partnership from time to time in accordance with the provisions of this Agreement, including periodic reports as required to lenders and using all due diligence to insure that the Partnership is in compliance with its contractual obligations;

            (l) To maintain the Partnership's books and records; and

            (m) To prepare and deliver, or cause to be prepared and delivered by the Accountants, all financial and other reports with respect to the operations of the Partnership, and preparation and filing of all federal and state tax returns and reports.

            Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

            7.3 Major Decisions. The General Partner shall not, without the prior Consent of the Limited Partners, on behalf of the Partnership, undertake any of the following actions (the "Major Decisions"):

            (a) Amend, modify or terminate this Agreement other than to reflect the admission of additional limited partners pursuant to Section 9.3 hereof.

            (b) Make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Partnership.

            (c) Take title to any personal or real property, other than in the name of the Partnership or pursuant to Section 7.7 hereof.

            (d) Institute any proceeding for Bankruptcy on behalf of the Partnership.

            (e) Act or cause the taking or refraining of any action with respect to the following matters:

                  (i) the  dissolution and winding up of the Partnership or an election to continue the Partnership or to continue the business of the Partnership;

                  (ii) a change in the nature of the business of the
            Partnership.

            7.4 Other Interests of General Partner. Nothing herein shall limit or proscribe the General Partner and its Affiliates from having any interest in other present or future ventures, of whatever nature, including real estate, and further including ventures that are competitive with the Partnership and, notwithstanding its status as General Partner, the General Partner and its Affiliates shall be entitled to obtain and/or continue their respective individual participation in all such ventures without (i) accounting to the Partnership or the other Partners for any profits with respect thereto, (ii) any obligation to advise the other Partners of business opportunities for the Partnership which may come to its or its Affiliates attention as a result of its or its Affiliates participation in such other ventures or in the Partnership, and (iii) being subject to any claims whatsoever on account of such participation.

            7.5 Proscriptions. The General Partner shall not have the authority to:

            (a) Do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Partnership;

            (b) Possess any Partnership property or assign rights in specific Partnership property for other than Partnership purposes; or

            (c) Do any act in contravention of applicable law.

Nothing herein contained shall impose any obligation on any Person or firm doing business with the Partnership to inquire as to whether or not the General Partner has properly exercised its authority in executing any contract, lease, mortgage, deed or any other instrument or document on behalf of the Partnership, and any such Third Person shall be fully protected in relying upon such authority.

            7.6 Additional Partners. Additional Partners may be admitted to the Partnership only as provided in Section 9.3 hereof.

            7.7 Title Holder. To the extent allowable under applicable law, title to all or any part of the properties of the Partnership may be held in the name of the Partnership or any other individual, corporation, partnership, trust or otherwise, the beneficial interest in which shall at all times be vested in the Partnership. Any such title holder shall perform any and all of its respective functions to the extent upon such terms and conditions as may be determined from time to time by the General Partner.

            7.8 Compensation of the General Partner. The General Partner shall not be entitled to any compensation for services rendered to the Partnership solely in its capacity as General

Partner except with respect to reimbursement for those costs and expenses constituting Administrative Expenses.

            7.9 Waiver and Indemnification.

            (a) Neither the General Partner nor any of its directors, officers, shareholders, nor any Person acting on its behalf, pursuant hereto, shall be liable, responsible or accountable in damages or otherwise to the Partnership or to any Partner for any acts or omissions performed or omitted to be performed by them within the scope of the authority conferred upon the General Partner by this Agreement and the Act, provided that the General Partner's or such other Person's conduct or omission to act was taken in good faith and in the belief that such conduct or omission was in the best interests of the Partnership and, provided further, that the General Partner or such other Person shall not be guilty of fraud, willful misconduct or gross negligence in connection with such conduct or omission. The Partnership shall, and hereby does, indemnify and hold harmless the General Partner and its Affiliates, their respective directors, trust managers, officers, shareholders and any other individual acting on their behalf from any loss, damage, claim or liability, including, but not limited to, reasonable attorneys' fees and expenses, incurred by them by reason of any act performed by them in accordance with the standards set forth above or in enforcing the provisions of this indemnity; provided, however, no Partner shall have any personal liability with respect to the foregoing indemnification, any such indemnification is to be satisfied solely out of the assets or the Partnership.

            (b) Any Person entitled to indemnification under this Agreement shall be entitled to receive, upon application therefor, advances to cover the costs of defending any proceeding against such Person; provided, however, that such advances shall be repaid to the Partnership, without interest, if such Person is found by a court of competent jurisdiction upon entry or a final judgment not to be entitled to such indemnification. All rights of the indemnitee hereunder shall survive the dissolution of the Partnership; provided, however, that a claim for Indemnification under this Agreement must be made by or on behalf of the Person seeking indemnification prior to the time the Partnership is liquidated hereunder. The indemnification rights contained in this Agreement shall be cumulative of, and in addition to, any and all rights, remedies and recourse to which the Person seeking indemnification shall be entitled, whether at law or at equity. Indemnification pursuant to this Agreement shall be made solely and entirely from the assets of the Partnership including, without limitation, proceeds received from insurance coverage and no Partner shall be liable therefor.

            7.10 Real Estate Investment Trust Requirements. Notwithstanding anything to the contrary contained in this Agreement, for so long as American Real Estate Investment Corporation is a Partner, the Partnership shall operate in such a manner and the Partnership shall take or omit to take all actions as may be necessary (including making appropriate distributions from time to time), so as to permit American Real Estate Investment Corporation
(i) to continue to qualify as a REIT so long as such requirements exist and as such provisions may be amended from time to time, or corresponding provisions of succeeding law (the "REIT Requirements"), and (ii) to minimize its exposure to the imposition of an excise tax under Section 4981(a) of the Code or a tax under
Section 857(b)(5) of the Code, so long as such taxes may be imposed and as such provisions may be amended from time to time, or corresponding provisions of succeeding law, each of (i) and (ii) to at all times be determined (a) as if American Real Estate Investment Corporation sole asset is its Partnership Interest, and (b) without regard to the action or inaction of American Real Estate Investment Corporation with respect to distributions (by way of dividends or otherwise) and the timing thereof. The General Partner may cause the Partnership to obtain an opinion of tax counsel selected by the General Partner regarding the impact of any proposed action affecting American Real Estate Investment Corporation's continuing ability to qualify as a REIT, or its exposure to an excise tax under Section 4981(a) of the Code, or a tax under
Section 857(b)(5) of the Code, so long as such taxes exist and as such provisions may be amended from time to time or corresponding provisions of succeeding law.

                                  ARTICLE VIII

                   Dissolution, Liquidation and Winding-Up

            8.1 Accounting. In the event of the dissolution, liquidation and winding-up of the Partnership, a proper accounting (which shall be certified) shall be made of the Capital Account of each Partner and of the Profits or Losses of the Partnership from the date of the last previous accounting to the date of dissolution. Financial statements presenting such accounting shall include a report of a certified public accountant selected by the Liquidating Trustee.

            8.2 Distribution on Dissolution. In the event of the dissolution and liquidation of the Partnership for any reason, the assets of the Partnership shall be liquidated for distribution in the following rank and order:

            (a) Payment of creditors of the Partnership (other than Partners) in the order of priority as provided by law;

            (b) Establishment of reserves as provided by the General Partner to provide for contingent liabilities, if any;

            (c) Payment of debts of the Partnership to Partners, if any, in the order of priority provided by law;

            (d) To the Partners in accordance with the positive balances in their Capital Accounts after giving effect to all contributions, distributions and allocations for all periods, including the period in which such distribution occurs (other than distributions made pursuant to this Section 8.2(d) and Section 8.3 hereof).

Whenever the Liquidating Trustee reasonably determines that any reserves established pursuant to paragraph (b) above are in excess of the reasonable requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with the above provisions.

            8.3 Timing Requirements. In the event that the Partnership is "liquidated" within the meaning of Section 1.704-l(b)(2)(ii)(g) of the Regulations, any and all distributions to the Partners pursuant to Section 8.2(d) hereof shall be made no later than the later to occur of (i) the last day of the taxable year of the Partnership in which such liquidation occurs or (ii) ninety (90) days after the date of such liquidation.

            8.4 Sale of Partnership Assets. In the event of the liquidation of the Partnership in accordance with the terms of this Agreement, the Liquidating Trustee may sell Partnership property; provided, however, all sales, leases, encumbrances or transfers of Partnership assets shall be made by the Liquidating Trustee solely on an "arm's-length" basis, at the best price and on the best terms and conditions as the Liquidating Trustee in good faith believes are reasonably available at the time and under the circumstances and on a non-recourse basis to the Limited Partners. The liquidation of the Partnership shall not be deemed finally terminated until the Partnership shall have received cash payments in full with respect to obligations such as notes, purchase money mortgages, installment sale contracts or other similar receivables received by the Partnership in connection with the sale of Partnership assets and all obligations of the Partnership have been satisfied or assumed by the General Partner. The Liquidating Trustee shall continue to act to enforce all of the rights of the Partnership pursuant to any such obligations until paid in full.

            8.5 Distributions in Kind. In the event that it becomes necessary to make a distribution of Partnership property in kind, the General Partner may, with the Consent of the Limited Partners, transfer and convey such property to the distributees as tenants in common, subject to any liabilities attached thereto, so as to vest in them undivided interests in the whole of such property in proportion to their respective rights to share in the proceeds of the sale of such property (other than as a creditor) in accordance with the provisions of
Section 8.2 hereof.

            8.6 Documentation of Liquidation. Upon the completion of the dissolution and liquidation of the Partnership, the Partnership shall terminate and the Liquidating Trustee shall have the authority to execute and record any and all documents or instruments required to effect the dissolution, liquidation and termination of the Partnership.

            8.7 Liability of the Liquidating Trustee. The Liquidating Trustee shall be indemnified and held harmless by the Partnership from and against any and all claims, demands, liabilities, costs, damages and causes of action of any nature whatsoever arising out of or incidental to the Liquidating Trustee's taking of any action authorized under or within the scope of this Agreement; provided, however, that the Liquidating Trustee shall not be entitled to indemnification, and shall not be held harmless, where the claim, demand, liability, cost, damage or cause of action at issue arose out of:

            (a) A matter entirely unrelated to the Liquidating Trustee's action or conduct pursuant to the provisions of this Agreement; or

            (b) The proven misconduct or negligence of the Liquidating Trustee.

                                   ARTICLE IX

                        Transfer of Partnership Interests

            9.1 General Partner Transfer. The General Partner shall not withdraw from the Partnership and shall not sell, assign, pledge, encumber or otherwise dispose of all or any portion of its interest in the Partnership without the Consent of the Limited Partners, which shall not be unreasonably withheld. Upon any transfer of a Partnership Interest in accordance with the provisions of this
Section 9.1, the transferee General Partner shall become vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership

Interest. In the event the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or dissolves, terminates or upon the Bankruptcy of the General Partner, a Majority-In-Interest of the Limited Partners may elect to continue the Partnership business by selecting a substitute general partner.

            9.2 Transfers by Limited Partners. No Limited Partner shall sell, assign, pledge, encumber, or otherwise dispose of all or any portion of its Partnership Interest to any transferee without the consent of the General Partner, which consent shall not be unreasonably withheld; provided, however that each Limited Partner may at any time, without the consent of the General Partner, transfer all or a portion of its Partnership Interest to an Affiliate of such Limited Partner, subject to the provisions of this Section 9.2 and
Section 9.4 hereof. Nothing herein shall preclude a Limited Partner from transferring its Limited Partnership Interest upon exercise of its Conversion Rights under Article XI hereof. It is a condition to any transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Interest and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion. Upon such transfer, the transferee shall be admitted as a Substituted Limited Partner as such term is defined in the Act and shall succeed to all of the rights, including rights with respect to the Conversion Rights, of the transferor Limited Partner under this Agreement in the place and stead of such transferor Limited Partner; provided, however, that notwithstanding the foregoing, any transferee of any transferred Partnership Interest shall be subject to any and all ownership limitations contained in the corporate charter of the General Partner as may be amended from time to time applicable to persons other than the Limited Partners and/or their Affiliates which may limit or restrict such transferee's ability to exercise the Conversion Rights. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee of a Partnership Interest pursuant to this
Section 9.2, whether by a voluntary transfer, by operation of law or otherwise, shall have rights hereunder, other than to receive such portion of the distributions made by the Partnership as are allocable to the Percentage Interest transferred.

            9.3 Issuance of Additional Partnership Interests. At any time after the date hereof, subject to the provisions of Section 9.4 hereof, the General Partner may, upon its determination that the issuance of additional Partnership Interests ("Additional Interests") is in the best interests of the

Partnership, cause the Partnership to issue Additional Interests to and admit as a limited partner in the Partnership, any Person (the "Additional Partner") in exchange for the contribution by such Person of cash and/or property desirable to further the purposes of the Partnership under Section 2.3 hereof. In the event that an Additional Interest is issued by the Partnership pursuant to this
Section 9.3:

            (a) the Percentage Interest of such Additional Partner issued the Additional Interest shall be equal to a fraction, the numerator of which is equal to the Gross Asset Value of the property contributed by the Additional Partner as of the date of contribution to the Partnership (the "Contribution Date") and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership (computed as of the Trading Day immediately preceding the Contribution Date) and (ii) the Gross Asset Value of the property contributed by the Additional Partner as of the Contribution Date as reasonably determined by the General Partner; and

            (b) the Percentage Interests of each Partner other than the Additional Partner shall be reduced, as of the Contribution Date, such that the Percentage Interest of each such Partner shall be equal to a fraction, the numerator of which is equal to the Deemed Partnership Interest Value of such Partner (computed as of the Trading Day immediately preceding the Contribution
Date) and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership (computed as of the Trading Day immediately preceding the Contribution Date) and (ii) the Gross Asset Value of the property contributed by the Additional Partner as of the Contribution Date.

            The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the admission of any Additional Partner or any increase in the Percentage Interests of any Partner and the corresponding reduction of the Percentage Interests of the other Partners in accordance with the provisions of this Section 9.3, and the General Partner shall promptly deliver a copy of such amendment to each Limited Partner. The Limited Partners hereby irrevocably appoint the General Partner as their attorney-in-fact, coupled with an interest, for the purpose of executing and delivering such documents, and taking such actions, as shall be necessary in connection with the transfer of such Partner's interest in the Partnership as required pursuant to this Section 9.3. Notwithstanding anything contained herein to the contrary, an Additional Partner that acquires an Additional Interest pursuant to this Section 9.3 shall not acquire any interest in, and may not exercise or otherwise participate in, any Rights pursuant to Article XI without the Agreement of the General Partner.

            9.4 Restrictions on Transfer. In addition to any other restrictions on transfer herein contained, in no event may any transfer or assignment of a Partnership Interest by any Partner be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of any provision of any mortgage or trust deed (or the note or bond secured thereby) constituting a Lien against a Property or any part thereof, or other instrument, document or agreement to which the Partnership or any Property is a party or otherwise bound; (iii) in violation of applicable law; (iv) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (v) in the event such transfer would immediately or with the passage of time cause the American Real Estate Investment Corporation to fail to comply with the REIT Requirements, such determination to be made assuming that the American Real Estate Investment Corporation does comply with the REIT Requirements immediately prior to the proposed transfer; (vi) if such transfer would cause a termination of the Partnership for federal income tax purposes; (vii) if such transfer would, in the opinion of counsel to the Partnership, cause the Partnership to cease to be classified as a partnership for Federal income tax purposes; (viii) if such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(e) of the Code), (ix) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the underlying assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.3-101 or (x) if such transfer would, in the opinion of counsel to the Partnership, violate the Federal Securities Act or applicable state blue sky laws.

                                    ARTICLE X

                Rights and Obligations of the Limited Partners

            10.1 No Participation in Management. Except as expressly permitted hereunder, the Limited Partners shall not take part in the management of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership.

            10.2 Bankruptcy of a Limited Partner. The Bankruptcy of any Limited Partner shall not cause a dissolution of the Partnership, but the rights of such Limited Partner to share in the Profits or Losses of the Partnership and to receive distributions of Partnership funds shall, on the happening of such event, devolve on its successors or assigns, subject to the terms and conditions of this Agreement, and the Partnership shall continue as a limited partnership. However, in no event shall such assignee(s) become a Substituted Limited Partner.

            10.3 No Withdrawal. No Limited Partner may withdraw from the Partnership without the prior written consent of the General Partner, other than as expressly provided in this Agreement.

            10.4 Duties and Conflicts. The General Partner recognizes that the Limited Partners and their Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that, such persons are entitled to carry on such other business interests, activities and investments. The Limited Partners and their Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such persons may engage in any activities, whether or not competitive with the Partnership, without any obligation to offer any interest in such activities to the Partnership or to any Partner. Neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper.

                                   ARTICLE XI

                       Grant of Rights to Limited Partners

            11.1 Grant of Rights. The General Partner does hereby grant to each of the Limited Partners and the Limited Partners do hereby accept the right, but not the obligations (hereinafter such right sometimes referred to as the "Rights" or "Conversion Rights"), to convert all or any portion of their Partnership Interests into Shares at any time or from time to time after the first (1st) and no later than the fifth (5th) anniversary of the date on which the Completion of the Offering occurs, on the terms and subject to the conditions and restrictions contained in this Article XI, and whereby, upon the closing of the purchase and sale of the Offered Interests, the General Partner shall become the owner of such Offered Interests and be a Substituted Partner pursuant to Section 9.2 hereof. The Conversion Rights granted hereunder may be exercised by any one or more of the Limited Partners, on the terms and subject to the conditions and restrictions contained in this Article XI, upon delivery to the General Partner of an Exercise Notice in the form of Exhibit C, which notice shall specify the Partnership Interests to be sold by such Limited Partner. Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the General Partner of the Purchase Price in respect of such Partnership Interests in accordance with the terms hereof.

            11.2 Delivery of Exercise Notices. Any one or more Limited Partners ("Exercising Partners") may, subject to the limitations set forth herein deliver to the General Partner written notice (the "Exercise Notice") pursuant to which such Exercising Partners elect to exercise their Conversion Rights subject to the limitations contained in Sections 11.3 and 11.4 below; and

            11.3 Limitation on Delivery of Exercise Notices. The ability of Limited Partners to exercise Conversion Rights shall be restricted so that an Exercise Notice can be delivered and be effective only at such time as the Shares issuable on exercise thereof are the subject of an effective registration statement filed by the Securities Act of 1933, as amended and only one (1) Exercise Notice may be delivered to the General Partner during each calendar quarter period; provided, however, such Exercise Notice may be delivered by or on behalf of one or more Exercising Parties.

            11.4 Limitation on Exercise of Conversion Rights. (a) Conversion Rights may be exercised at any time and from time to time, subject to the limitation contained in Section 11.3 above and as provided herein. If an Exercise Notice is delivered to the General Partner but, as a result of a result of restrictions contained in the Certificate of Incorporation, including any amendment thereto adopted prior to the date hereof or hereafter, of the General Partner, the Conversion Rights cannot be exercised in full (the "Ownership Limit"), the Exercise Notice shall be deemed to be modified such that the Conversion Rights shall be exercised only to the extent permitted under the Certificate of Incorporation, as amended, of the General Partner; with the remainder of such Conversion Rights being deemed to be withdrawn and of no effect.

            (b) In the event the Underwriter exercises the option granted in
Section 4 of the Underwriting Agreement, the extent to which each of the Limited Partners may exercise the Conversion Right shall be reduced, pro rata, by up to 20.35966% (herein referred to as "Restricted Conversion Right Shares.") Restricted Conversion Right Shares will be released from such restriction to the extent that the Operating Partnership's Funds From Operations during the twelve months ended with the close of any fiscal quarter exceed herein such excess is referred to as "Excess Funds From Operations") 105% of the amount of funds necessary to pay a dividend of $.80 per share per annum on the sum of (i) the shares issued in the Offering (including shares issued on exercise of the option granted in Section 4 of the Underwriting Agreement), (ii) the shares issued and issuable on exercise of the Conversion Right, excluding the Restricted Conversion Right Shares, and (iii) shares, if any, previously, but no longer, Restricted Conversion Right Shares. The number of shares no longer Restricted Conversion Right Shares will be that number resulting from dividing the Excess Funds From Operations for such twelve month period by $.80. Any term used in this subsection not otherwise defined in this Agreement, shall be as defined in the Registration

Statement.

            11.5 Computation of Purchase Price/Form of Payment. The purchase price ("Purchase Price") payable by the General Partner to each Exercising Partner shall be equal to the excess of (a) Deemed Partnership Interest Value of such Exercising Partner's Offered Interest computed as of the date on which the Exercise Notice was delivered to the General Partner (the "Computation Date") over (b) the excess, if any, of (1) the aggregate amount distributed to such Exercising Partner pursuant to Section 6.2 for all periods ending on the closing of the acquisition of the Offered Interests over (2) the excess of the aggregate amount of Profits allocated to such Exercising Partner pursuant to Section 6.1 over the aggregate amount of Losses allocated to such Exercising Partner pursuant to Section 6.1 for all periods ending on the closing of the acquisition of the Offered Interests. The Purchase Price on exercise of a Conversion Right for the Offered Interest shall be payable by the issuance by the General Partner of the number of Shares equal to the quotient of (i) the Purchase Price divided by (ii) the Current Per Share Market Price as of the Computation Date adjusted as appropriate to account for stock splits, stock dividends or other similar transactions between the Computation Date and the closing of the purchase and sale of the Offered Interest in the manner specified in Section 11.10(d) below. Upon payment of such Purchase Price, the General Partner shall be the owner of the Offered Interests.

            11.6 Closing; Delivery of Election Notice. The closing of the acquisition of Offered Interests shall, unless otherwise mutually agreed, be held at the principal offices of the General Partner, on the date agreed to by the General Partner and the Exercising Partners, which date shall in no event be on the date which is the later of (i) twenty (20) days after the date of the Exercise Notice and (ii) the expiration or termination of the waiting period applicable to each Exercising Partner, if any, under the Hart-Scott Act.

            11.7 Closing Deliveries. At the closing of the purchase and sale of Offered Interests, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment to transfer and vest ownership of the Offered Interests in the General Partner and by the delivery of (i) representations and warranties of (A) the Exercising Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Interests to the General Partner and with respect to the status of the Limited Partner Interest being sold, free and clear of all Liens, and

(B) the General Partner with respect to due authority for the purchase of such Offered Interests, and (ii) to the extent that any Shares are issued in payment of the Purchase Price or any portion thereof, (A) an opinion of counsel for the General Partner, reasonably satisfactory to the Exercising Partners, to the effect that such Shares have been duly authorized, are validly issued, fully-paid and non-assessable, and (B) a stock certificate or certificates evidencing the Shares to be issued and registered in the name of the Exercising Partner or its designee.

            11.8 Term of Rights. Unless sooner terminated, the rights of the parties with respect to the Conversion Rights shall commence after the first
(1st) anniversary of the date of Completion of the Offering and shall lapse for all purposes and in all respects on the fifth (5th) anniversary of the Completion of the Offering, provided, however, that the parties hereto shall continue to be bound by an Exercise Notice delivered to the General Partner prior to such anniversary.

            11.9 Covenants of the General Partner. To facilitate the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

            (a) At all times during the pendency of the Conversion Rights, the General Partner shall reserve for issuance such number of Shares as may be necessary to enable the General Partner to issue such Shares in full payment of the Purchase Price in regard to all Limited Partnership Interests which are from time to time outstanding.

            (b) As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of Shares issued to Limited Partners hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

            (c) During the pendency of the Conversion Rights, the Limited Partners shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to the owners of its Shares.

            (d) The General Partner shall, within five days after request by a Limited Partner, provide or cause to be provided to such Limited Partner a computation of the Deemed Value of the Partnership.

            11.10 Limited Partners' Covenant. Each Limited Partner covenants and agrees with the General Partner that all Offered Interests tendered to the General Partner in accordance with the exercise of Rights herein provided shall be delivered to the General Partner free and clear of all Liens and should any Liens exist or arise with respect to such Offered Interests, the General Partner shall be under no obligation to acquire the same. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Interests to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax.

                                   ARTICLE XII

                               General Provisions

            12.1 Notices. All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally served or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or three business days after deposit in United States mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party. For purposes of this Section 12.1, the addresses of the parties hereto shall be as set forth below their name on a signature page hereof. The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

            12.2 Successors. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of all Partners, and their legal representatives, heirs, successors and permitted assigns, except as expressly herein otherwise provided.

            12.3 Liability of Limited Partners. The liability of the Limited Partners for their obligations, covenants, representations and warranties under this Agreement shall be several and not joint.

            12.4 Effect and Interpretation. This Agreement shall be governed by and construed in conformity with the laws of the State of Delaware.

            12.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

            12.6 Partners Not Agents. Nothing contained herein shall be construed to constitute any Partner the agent of another Partner, except as specifically provided herein, or in any manner to limit the Partners in the carrying on of their own respective businesses or activities.

            12.7 Entire Understanding; Etc. This Agreement constitutes the entire agreement and understanding among the Partners and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter within.

            12.8 Amendments. This Agreement may not be amended, and no provision benefiting the General Partner may be waived, except by a written instrument signed by the General Partner (and approved on behalf of the General Partner by at least a majority of its directors who are not Affiliates of any of the Limited Partners) and, except as provided in Section 7.3 with respect to the admission of additional limited partners, a Majority-In-Interest of the Limited Partners.

            12.9 Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

            12.10 Pronouns and Headings. As used herein, all pronouns shall include the masculine, feminine and neuter, thereof wherever the context and facts require such construction. The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. Any references in this Agreement to "including" shall be deemed to mean "including without limitation".

            12.11 Assurances. Each of the Partners shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.

GENERAL PARTNER:

American Real Estate Investment Corporation

By:_________________________________

   Evan Zucker, President

LIMITED PARTNERS:

Executed by Rick Burger, Treasurer
of American Real Estate Investment
Corporation, a Delaware corporation,
pursuant to Power of Attorney granted
by the below named persons

----------------------------------
Evan Zucker

----------------------------------
James Mulvihill

---------------------------------
Heather Mulvihill

---------------------------------
Michael Rotchford

---------------------------------
Hord Hardin, III

---------------------------------
Rosalind Davidowitz

---------------------------------
Gail Mulvihill

--------------------------------
John Dell

--------------------------------
JKP Family Associates

--------------------------------
Jim Fleming

--------------------------------
Floyd Hall

--------------------------------
Huston McCullough

--------------------------------
Larvo Investments, LLC

--------------------------------
Matt Moran

--------------------------------
Andrew Mulvihill

--------------------------------
Gene Mulvihill, Jr.

--------------------------------
Christopher Mulvihill

--------------------------------
Barbara Zucker

--------------------------------
Brian Zucker

--------------------------------
Marshall Zucker

--------------------------------
Mariano DeCola

--------------------------------
David Jones

--------------------------------
James Marshall

--------------------------------
Anthony Meile

--------------------------------
John Blumberg

--------------------------------

Property Asset Equities

                                    Exhibit A
                                    ---------


Name of Limited Partner                 Initial Percentage Interest
-----------------------                 ---------------------------
Interest
--------

      Evan Zucker                                1.5883%
      James Mulvihill                            0.5646%
      Heather Mulvihill                          4.0915%
      Michael Rotchford                          0.3706%
      Hord Hardin, III                           0.2735%
      Rosalind Davidowitz                       11.3620%
      Gail Mulvihill                             9.5584%
      John Dell                                  2.1210%
      JKP Family Associates                      2.8722%
      Jim Fleming                                0.0927%
      Floyd Hall                                 0.7412%
      Huston McCullough                          0.3705%
      Larvo Investments, LLC                     0.1834%
      Matt Moran                                 0.0367%
      Andrew Mulvihill                           0.1101%
      Gene Mulvihill, Jr.                        0.0074%
      Christopher Mulvihill                      0.1801%
      Barbara Zucker                             0.0165%
      Brian Zucker                               0.0165%
      Marshall Zucker                            0.0220%
      Mariano DeCola                             1.5333%
      David Jones                                1.5333%
      James Marshall                             1.5333%
      New Jersey Real Estate Liquidation Corp.   1.0511%
      Anthony Meile                              0.4503%
      John Blumberg                              1.0832%
      Property Asset Equities                    0.6575%
                                                --------
            Totals                              42.4212%
                                                ========

                                    Exhibit B
                                    ---------
                                             Contributed Limited
Name of Limited Partner                        Partner Assets
-----------------------                      -------------------

      Evan Zucker                                $272,816.80
      James Mulvihill                              96,986.40
      Heather Mulvihill                           702,769.60
      Michael Rotchford                            63,654.80
      Hord Hardin, III                             46,975.20
      Rosalind Davidowitz                       1,951,596.00
      Gail Mulvihill                            1,641,795.20
      John Dell                                   364,320.80
      JKP Family Associates                       493,340.80
      Jim Fleming                                  15,925.20
      Floyd Hall                                  127,309.60
      Huston McCullough                            63,645.60
      Larvo Investments, LLC                       31,510.00
      Matt Moran                                    6,302.00
      Andrew Mulvihill                             18,906.00
      Gene Mulvihill, Jr.                           1,269.60
      Christopher Mulvihill                        30,939.60
      Barbara Zucker                                2,833.60
      Brian Zucker                                  2,833.60
      Marshall Zucker                               3,781.20
      Mariano DeCola                              263,359.20
      David Jones                                 263,359.20
      James Marshall                              263,359.20
      New Jersey Real Estate Liquidation Corp.    180,540.80
      Anthony Meile                                77,344.40
      John Blumberg                               186,051.60
      Property Asset Equities                     112,939.20
                                                ------------
            Totals                             $7,286,464.40
                                                ============

                                    Exhibit C
                                    ---------

                             Form of Exercise Notice
                             -----------------------

            Pursuant to Article XI, Section 11.1 of the Agreement of Limited Partnership of American Real Estate Investment, L.P. a Delaware limited partnership (the "Partnership"), the undersigned hereby irrevocably elects to exercise the right to sell to American Real Estate Investment Corporation, a Delaware corporation and the general partner of the Partnership, % Partnership Interests in the Partnership (the "Offered Interests") and requests that
certificates for the Purchase Price be issued in the name of                   .
(social security number               ).

            All terms used herein not otherwise defined shall be defined as set forth in the aforesaid Agreement of Limited Partnership.

Dated:_____________________
      ________________________________
                            (signature)
Signature Guaranteed:

--------------------------

                                    Exhibit D

                             Underwriting Agreement

                                    Exhibit E



                           (see reference on page 46)


                                      -97-